UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2024

Date of reporting period:  November 1, 2023 through April 30, 2024

Item 1. Reports to Stockholders.

(a)

MicroCap Opportunities Fund

Ultra MicroCap Fund

Semi-Annual Report
April 30, 2024
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2024
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Expense Example	40
Advisory Agreement Renewal	42
Directors and Officers	46
Information	49

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

For the six-month period ended April 30, 2024, the Perritt MicroCap Opportunities Fund rose 11.57% which compares to 20.79% gain for the Russell Microcap Index and the 19.66% gain for the Russell 2000 Index.  While it is disappointing that the Fund lagged its benchmark by more than 9% during the past six months, we remind investors the Fund outperformed the benchmark by more than 19% in fiscal 2023.  In other words, a six-month period is still a brief period, and we remain optimistic in the long run.  The Fund and benchmark performance details can be found in the next few pages of this report.

The Fund has strong performance from the material sector, most of which was great stock selection. Two of the material sector stocks that performed well were McEwen (MUX) and Northern Technology (NTIC), which were up 65% and 42%, respectively.  The Fund’s underperformance relative to the benchmark can be attributable to the industrial and healthcare sectors. While the Fund’s investments within the industrial sector produced positive results, the average industrial stock in the Russell Microcap Index was up nearly 26% vs our average gain of about 9.1% for the Fund’s industrial stock. The Fund’s underperformance mostly came from the healthcare sector, particularly biotechnology stocks.  Since most biotechnology companies have no earnings or cash flow, our value discipline leads us to avoid these companies.  Hence, it is not surprising that our Fund lagged in this short-term period.

During the past six months, we sold six companies from the portfolio.  We sold PCTEL after it received a 50% premium buyout offer from Amphenol (APH).  While we welcomed the 50% premium, the valuation premium was slightly disappointing to us.  We also sold LB Foster (FSTR) and Taylor Devices (TAYD) due to valuation reasons.  While we believe each company offers a high-quality advantage, the more than 100% gain led us to seek more attractively priced opportunities.  Lastly, we sold three other companies after reporting disappointing operating results.  With the proceeds, we purchased six new companies for the portfolio from three different industries.  Three of the companies are from the industrial sector, two from the consumer discretionary sector, and one from the energy sector.

As of April 30, 2024, the Fund’s portfolio contained the common stocks of ninety-six companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at slightly more than 15 times our 2024 earnings estimate.  Stocks in the portfolio are priced at slightly more than 1.0 times average revenues, and the median market capitalization is approximately $193 million.  Finally, the average stock in the Fund is trading at 1.5 times book value and approximately 6.4 times Enterprise Value to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization).  The valuation characteristics for the MicroCap Opportunities Fund are slightly more attractive than the Fund’s benchmark Russell Microcap Index.  The Russell Microcap Index is priced at more than 1.6 times revenue, 14 times future earnings

Perritt MicroCap Opportunities Fund

and more than 1.8 times book value.  However, it is important to note that more than 50% of the companies within the Russell Microcap Index are not profitable, which compares to only 3% for the Perritt MicroCap Opportunities Fund.

As was stated in our last annual report message, we believe there are several reasons small- and micro-cap stocks may have a stronger relative performance to larger stocks in the years ahead.  Here are a few of those reasons.  We believe valuations among small- and micro-cap stocks are near the widest discounts to larger stocks in history.  We recognize that valuations may not be a reason to spark a rally among smaller stocks, but we believe it can measure the potential degree of a rally once a catalyst arrives.  Identifying a catalyst is difficult, but the list is vast today.  First, sentiment toward smaller companies appears to be rather low today, so even a small improvement would help shares.  Some of the other catalysts could be moderation of inflation, lowering interest rates by the Fed, a stronger economy, or smaller companies reporting stronger earnings growth.  Each of these catalysts (or even all of them) are possible in the coming years.  In our view, the long-term potential for smaller companies remains very promising.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for more than 30 years and have nearly half of my liquid investments in the Perritt Funds.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Important Disclosures

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) is an alternate measure of profitability to net income.  By stripping out the non-cash depreciation and amortization expense as well as taxes and debt cost dependent on the capital structure, EBITDA attempts to represent cash profit generated by the company’s operations.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2024

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2024

Average Annual Total Returns*
Period ended April 30, 2024 (Unaudited)

	6	Past	Past	Past	Past	Past
	Months	1 Year	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	11.57%	10.31%	6.42%	4.69%	9.75%	9.22%
Russell Microcap® Index	20.79%	11.53%	4.79%	5.74%	10.51%	n/a
(reflects no deduction
for fees and expenses)
Russell 2000® Index	19.66%	13.32%	5.83%	7.22%	11.27%	7.69%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 1.65% as of the most recent prospectus dated February 28, 2024. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Northern Technologies International, Corp. (NTIC) develops, and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts, endowments, foundations, and other institutional investors. It also manages funds of funds and other investment funds.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Perma-Fix Environmental Services, Inc. (PESI) through its subsidiaries, operates as an environmental and technology know-how company in the United States and operates in two segments, Treatment and Services.

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Powerfleet, Inc. (PWFL) provides wireless Internet-of-Things (IoT) asset management solutions in the United States, Israel, and internationally.

Bel Fuse Inc. (BELFB) designs, manufactures, markets, and sells products that are used in the networking, telecommunications, computing, general industrial, high-speed data transmission, military, commercial aerospace, transportation, and e-Mobility industries in the United States, the People’s Republic of China, Macao, the United Kingdom, Slovakia, Germany, India, Switzerland, and internationally.

U.S. Global Investors, Inc. (GROW) is a publicly owned investment manager. The firm primarily provides its services to investment companies. It also provides its services to pooled investment vehicles. The firm manages equity and fixed income mutual funds, hedge funds and exchange traded funds. It also invests in the public equity and fixed income markets across the globe.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2024

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Manager’s Message

Matthew Brackmann,
Portfolio Manager

The Perritt Ultra MicroCap Fund slightly outperformed the Russell Microcap Index for the first six months of this fiscal year, returning 20.82% net of fees versus 20.79% for the Index.  While we would have preferred to have beaten the Index by a larger margin during this period, we are pleased to have been able to modestly outperform the benchmark in a strong market for equities.  In a broader context, having beaten the Index by 4.38% in the previous fiscal year, we remain competitively positioned on a performance basis relative to the Index and hope that this strength continues into the second half of the fiscal year.  The fund and benchmark performance details can be found in the following pages of this report.

The primary drivers of our strong performance for the quarter came from investments in the Communication Services and Energy sectors.  While we maintain inline weights in both sectors relative to the Index, strong security selection delivered outsized returns relative to the benchmark for both sectors.  In the Communication Services sector, our investments returned 79.42% versus 14.42% in the Index while in the Energy sector our investments returned 28.92% versus 0.71% in the Index.  Our top performing individual stock for the quarter was an industrial company named Arq, Inc. that returned a whopping 356.5% for the six months detailed in this report.  Arq, which is amid a transformative capital expenditure program where they are building a new state of the art processing facility for manufacturing granulated carbon for use primarily in water treatment continues to be held in the portfolio.

We ended the fiscal half with seventy-seven names in the portfolio, an increase from the end of the previous fiscal year end where we held seventy-four positions.  During the first six months of the fiscal year, we purchased fifteen new names and sold out of twelve.  Two positions were sold due to being bought out, one of which was P&F Industries, which we mentioned in the previous letter as having been bought out at the end of the last fiscal year but held for tax purposes.  The other was PCTEL, a manufacturer of telecommunications equipment which was bought out for a 50% premium.  Two names, Perion Network and UFP Technologies were sold due to a combination of valuations and having market caps too large.  The other eight names that were sold were due to deteriorating fundamentals and/or adverse news announcements.  A summary of the fund’s top ten holdings is included in this report.

As of the end of the fiscal year the portfolio is trading at a forward price-to-earnings ratio of 10.01x based on our earnings estimates. Price-to-sales stands at 1.17x, price-to-book at 1.41x and a total enterprise value to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) ratio of 10.20x. This is attractive by most metrics relative to the Russell Microcap Index, which is trading at 1.6x price-to-sales, a forward price-to-earnings ratio of 14x and a price-to-book ratio of 1.8x.  85% of the names in the Ultra are profitable or projected to be in 2024.  This is in line with where the portfolio was at the end of the previous fiscal year.  We believe this continued focus on investments with near

Perritt Ultra MicroCap Fund

term catalysts and that are improving on existing profitability will provide us with better upside opportunities and cushion to the downside relative to the index where only 50% of the names are profitable.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee as well as other employees have made continued investments in this Fund over the years and remain shareholders alongside all of you.  If you have any questions or comments about this report or your investment in the Perritt Ultra Microcap Fund, please call us toll- free at (800) 331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Important Disclosures

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Trailing price-to-earnings (P/E) is a relative valuation multiple that is based on the last 12 months of actual earnings. It is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt -total cash divided by EBITDA.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2024

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and S&P 500® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	April 30, 2024

Average Annual Total Returns*
Period ended April 30, 2024 (Unaudited)

	6	Past	Past	Past	Past
	Months	1 Year	5 Years	10 Years	15 Years
Perritt Ultra MicroCap Fund	20.82%	11.19%	4.88%	4.19%	10.67%
Russell Microcap® Index	20.79%	11.53%	4.79%	5.74%	10.51%
(reflects no deduction
for fees and expenses)
Russell 2000® Index	19.66%	13.32%	5.83%	7.22%	11.27%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 3.04% as of the most recent prospectus dated February 28, 2024. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Virtra Inc. (VTSI) provides use of force training and firearms training simulators for the law enforcement, military, and commercial markets worldwide.

Taylor Devices, Inc. (TAYD) engages in design, development, manufacture, and marketing of shock absorption, rate control, and energy storage devices for use in machinery, equipment, and structures in North America, Asia, and internationally.

Quest Resource Holding Corp. (QRHC) through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

Northern Technologies International, Corp. (NTIC) develops, and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Natural Gas Services Group, Inc. (NGS) provides natural gas compression equipment and services to the energy industry in the United States.

DecisionPoint Systems, Inc. (DPSI) through its subsidiaries, engages in designs, consults, and implements mobility enterprise solutions and services. It provides managed and professional services that enable customers to implement and manage complex projects; and designs, deploys, and supports mobile computing systems that enable customers to access employers’ data networks.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

Arq, Inc. (ARQ) produces activated carbon products in North America. The company’s products include granular activated carbon, powdered and granular activated carbon, and colloidal carbon products.

Willdan, Inc. (WLDN) together with its subsidiaries, provides professional, technical, and consulting services primarily in the United States. It operates in two segments, Energy, and Engineering and Consulting.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2024

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments less investments purchased with proceeds from securities lending collateral, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS – 98.0%

Air Freight & Logistics – 3.0%
Radiant Logistics, Inc.(a)	318,500	$1,573,390

Automobile Components – 0.9%
Motorcar Parts of
America, Inc.(a)	57,000	323,760
Strattec Security Corp.(a)	6,873	156,429
		480,189
Banks – 0.8%
Farmers & Merchants
Bancorp, Inc.	5,000	102,500
First Internet Bancorp	10,000	310,500
		413,000
Capital Markets – 7.8%
Heritage Global, Inc.(a)	261,999	644,518
Silvercrest Asset Management
Group, Inc. – Class A	160,500	2,351,325
U.S. Global Investors, Inc. –
Class A	408,000	1,093,440
		4,089,283
Chemicals – 7.5%
Advanced Emissions
Solutions, Inc.(a)	30,448	236,277
Flexible Solutions
International, Inc.	100,000	213,000
Northern Technologies
International Corp.	195,000	3,451,500
		3,900,777
Commercial Services
& Supplies – 6.3%
CECO Environmental
Corp.(a)	20,000	432,400
Perma-Fix Environmental
Services, Inc.(a)	164,500	1,883,525
Quest Resource
Holding Corp.(a)	97,500	988,650
		3,304,575
Communications
Equipment – 2.1%
Aviat Networks, Inc.(a)	16,000	535,200
Ceragon Networks, Ltd.(a)	200,000	554,000
		1,089,200
Construction &
Engineering – 2.5%
Bowman Consulting
Group Ltd.(a)	8,000	$259,920
Matrix Service Co.(a)	25,000	281,500
Northwest Pipe Co.(a)	22,000	696,300
Shimmick Corp.(a)	15,000	58,050
		1,295,770
Consumer Finance – 1.5%
EZCORP, Inc. – Class A(a)	70,000	768,600

Diversified Consumer
Services – 2.3%
Beachbody Co., Inc.(a)	12,700	120,650
Lincoln Educational
Services Corp.(a)	30,000	319,800
Universal Technical
Institute, Inc.(a)	50,000	761,000
		1,201,450
Diversified Telecommunication
Services – 0.3%
Ooma, Inc.(a)	25,000	176,500

Electrical Equipment – 1.7%
Broadwind, Inc.(a)	150,000	318,000
LSI Industries, Inc.	40,000	584,000
		902,000
Electronic Equipment, Instruments
& Components – 5.7%
Bel Fuse, Inc. – Class B	20,000	1,174,400
Coda Octopus Group, Inc.(a)	60,000	399,600
Identiv, Inc.(a)	30,000	151,200
Powerfleet, Inc.(a)	240,000	1,149,600
Richardson Electronics Ltd.	11,000	115,830
		2,990,630
Energy Equipment
& Services – 4.4%
Geospace Technologies
Corp.(a)	40,000	486,000
Kodiak Gas Services, Inc.	24,000	652,320
Newpark Resources, Inc.(a)	120,000	832,800
Profire Energy, Inc.(a)	179,747	325,342
		2,296,462
Entertainment – 0.5%
WildBrain Ltd.(a)	330,000	248,853

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2024 (Unaudited)

	Shares	Value
Financial Services – 3.2%
A-Mark Precious Metals, Inc.	25,000	$1,001,750
SWK Holdings Corp.(a)	20,000	346,800
Usio, Inc.(a)	200,000	296,000
		1,644,550
Food Products – 1.0%
Mama’s Creations, Inc.(a)	90,000	534,600

Health Care Equipment
& Supplies – 0.9%
Accuray, Inc.(a)	50,136	106,790
Sensus Healthcare, Inc.(a)	100,000	376,000
		482,790
Health Care Providers
& Services – 2.5%
InfuSystem Holdings, Inc.(a)	13,793	103,585
Quipt Home
Medical Corp.(a)	147,500	531,000
Viemed Healthcare, Inc.(a)	79,000	647,010
		1,281,595
Health Care Technology – 0.3%
iCAD, Inc.(a)	112,000	160,160

Hotels, Restaurants
& Leisure – 0.7%
Century Casinos, Inc.(a)	87,100	258,687
Galaxy Gaming, Inc.(a)	90,000	121,500
		380,187
Household Durables – 3.8%
Legacy Housing Corp.(a)	78,000	1,588,860
Lovesac Co.(a)	17,000	377,060
		1,965,920
Interactive Media
& Services – 0.5%
DHI Group, Inc.(a)	111,000	259,740

IT Services – 3.5%
DecisionPoint
Systems, Inc.(a)	79,500	640,055
Information Services
Group, Inc.	120,000	404,400
Research Solutions, Inc.(a)	267,500	775,750
		1,820,205
Machinery – 7.7%
Commercial Vehicle
Group, Inc.(a)	55,000	330,550
Gencor Industries, Inc.(a)	30,367	515,328
Manitowoc Co., Inc.(a)	15,000	$181,500
Mayville
Engineering Co., Inc.(a)	35,000	481,600
Miller Industries, Inc.	40,000	1,948,400
Shyft Group, Inc.	25,000	272,000
TechPrecision Corp.(a)	60,500	294,635
		4,024,013
Marine Transportation – 0.6%
Euroseas Ltd.	10,000	337,800

Metals & Mining – 4.4%
Ascent Industries Co.(a)	15,000	154,050
Avino Silver & Gold
Mines Ltd.(a)	700,000	511,840
Endeavour Silver Corp.(a)	150,000	394,500
Fortitude Gold Corp.	41,429	203,002
Gold Resource Corp.(a)	300,000	138,000
McEwen Mining, Inc.(a)	78,000	893,880
		2,295,272
Mortgage Real Estate
Investment Trusts (REITs) – 1.2%
Chicago Atlantic Real Estate
Finance, Inc.	40,000	629,600

Oil, Gas & Consumable
Fuels – 3.8%
Evolution Petroleum Corp.	141,783	765,628
Greenfire Resources Ltd.(a)	1,600	9,264
PHX Minerals, Inc.	75,000	251,250
Vaalco Energy, Inc.	120,200	769,280
Vitesse Energy, Inc.	10,000	221,900
		2,017,322
Pharmaceuticals – 1.4%
Assertio Holdings, Inc.(a)	271,250	240,083
High Tide, Inc.(a)	65,000	148,850
Medexus
Pharmaceuticals, Inc.(a)	135,100	181,709
ProPhase Labs, Inc.(a)	40,000	184,400
		755,042
Professional Services – 5.5%
Asure Software, Inc.(a)	25,000	184,750
BGSF, Inc.	37,523	321,572
DLH Holdings Corp.(a)	144,000	1,529,280
Hudson Global, Inc.(a)	39,636	644,085
Where Food Comes
From, Inc.(a)	14,000	171,920
		2,851,607

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2024 (Unaudited)

	Shares	Value
Real Estate Management
& Development – 0.2%
LuxUrban Hotels, Inc.(a)	100,000	$86,960

Semiconductors & Semiconductor
Equipment – 1.6%
Photronics, Inc.(a)	30,000	822,300

Software – 0.4%
American
Software, Inc. – Class A	21,720	219,589

Specialty Retail – 1.8%
Build-A-Bear
Workshop, Inc.	15,000	452,400
J Jill, Inc.(a)	5,000	124,600
Xcel Brands, Inc.(a)	466,842	350,132
		927,132
Technology Hardware,
Storage & Peripherals – 1.0%
Immersion Corp.	70,000	508,900

Textiles, Apparel & Luxury
Goods – 2.0%
Lakeland Industries, Inc.	40,000	662,000
Superior Group of Cos., Inc.	25,000	406,750
		1,068,750
Trading Companies
& Distributors – 2.1%
BlueLinx Holdings, Inc.(a)	5,000	548,350
Karat Packaging, Inc.	20,000	542,000
		1,090,350
Water Utilities – 0.6%
Pure Cycle Corp.(a)	30,000	$286,200

TOTAL COMMON STOCKS
(Cost $33,617,783)		51,181,263

TOTAL INVESTMENTS – 98.0%
(Cost $33,574,205)		51,181,263
Money Market Deposit
Account – 1.8%(b)		946,250
Other Assets in Excess
of Liabilities – 0.2%		109,253
TOTAL NET ASSETS – 100.0%		$52,236,766

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2024 was 5.17%.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS – 96.7%

Aerospace & Defense – 4.3%
VirTra, Inc.(a)	30,000	$472,800

Banks – 2.8%
First Internet Bancorp	6,500	201,825
Isabella Bank Corp.	6,000	108,060
		309,885
Biotechnology – 0.8%
Actinium
Pharmaceuticals, Inc.(a)	12,000	92,400

Capital Markets – 1.5%
Silvercrest Asset Management
Group, Inc. – Class A	11,000	161,150

Chemicals – 6.0%
Advanced Emissions
Solutions, Inc.(a)	30,000	232,800
Flexible Solutions
International, Inc.	32,145	68,469
Northern Technologies
International Corp.	20,000	354,000
		655,269
Commercial Services
& Supplies – 3.3%
Quest Resource
Holding Corp.(a)	35,600	360,984

Communications
Equipment – 2.2%
BK Technologies Corp.(a)	15,000	210,849
Westell Technologies, Inc. –
Class A(a)	20,000	29,000
		239,849
Construction &
Engineering – 1.3%
Bowman Consulting
Group Ltd.(a)	4,500	146,205

Consumer Finance – 0.4%
Janover, Inc.(a)(b)	38,901	40,846

Consumer Staples Distribution
& Retail – 0.7%
HF Foods Group, Inc.(a)	25,000	73,000

Distributors – 0.5%
Alliance Entertainment
Holding Corp.(a)	25,267	50,534

Diversified REITs – 1.5%
Modiv Industrial, Inc.	11,000	$164,670

Electrical Equipment – 3.4%
Espey Manufacturing &
Electronics Corp.	5,500	139,150
Expion360, Inc.(a)	25,000	55,000
Ultralife Corp.(a)	15,000	175,500
		369,650
Electronic Equipment, Instruments
& Components – 3.8%
Data I/O Corp.(a)	49,374	140,716
Identiv, Inc.(a)	16,000	80,640
Iteris, Inc.(a)	25,000	112,000
Napco Security
Technologies, Inc.	2,000	81,400
		414,756
Energy Equipment & Services – 4.3%
Gulf Island
Fabrication, Inc.(a)	20,000	138,000
Natural Gas Services
Group, Inc.(a)	15,100	333,408
		471,408
Entertainment – 0.4%
LiveOne, Inc.(a)	25,000	47,500

Financial Services – 4.6%
A-Mark Precious
Metals, Inc.	6,000	240,420
Cantaloupe, Inc.(a)	25,000	144,750
Usio, Inc.(a)	80,000	118,400
		503,570
Food Products – 0.8%
BranchOut Food, Inc.(a)(b)	34,708	82,605

Health Care Equipment
& Supplies – 4.1%
Biomerica, Inc.(a)	70,000	41,720
Modular Medical, Inc.(a)	85,000	134,300
Pro-Dex, Inc.(a)	6,000	111,720
Sensus Healthcare, Inc.(a)	30,586	115,003
Strata Skin Sciences, Inc.(a)	100,000	43,000
		445,743
Health Care Providers
& Services – 0.8%
Quipt Home
Medical Corp.(a)	25,000	90,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2024 (Unaudited)

	Shares	Value
Hotels, Restaurants
& Leisure – 3.4%
Bragg Gaming
Group, Inc.(a)	40,000	$218,400
Century Casinos, Inc.(a)	20,000	59,400
Galaxy Gaming, Inc.(a)	66,621	89,938
		367,738
Household Durables – 0.3%
Singing Machine
Co., Inc.(a)	36,708	37,442

Interactive Media
& Services – 0.8%
DHI Group, Inc.(a)	35,000	81,900

IT Services – 6.9%
Data Storage Corp.(a)	27,649	133,821
DecisionPoint
Systems, Inc.(a)	40,001	322,048
Information Services
Group, Inc.	25,000	84,250
Research
Solutions, Inc.(a)	75,000	217,500
		757,619
Life Sciences Tools
& Services – 1.3%
ChromaDex Corp.(a)	40,000	141,600

Machinery – 6.8%
Commercial Vehicle
Group, Inc.(a)	17,500	105,175
Gencor Industries, Inc.(a)	10,000	169,700
Taylor Devices, Inc.(a)	8,000	397,120
TechPrecision Corp.(a)	15,000	73,050
		745,045
Media – 2.1%
Creative Realities, Inc.(a)	50,000	166,000
Saga Communications,
Inc. – Class A	3,000	68,370
		234,370
Metals & Mining – 1.9%
Ampco-Pittsburgh Corp.(a)	38,505	78,935
Ascent Industries Co.(a)	5,402	55,479
Avino Silver & Gold
Mines Ltd.(a)	100,000	73,120
		207,534
Mortgage Real Estate Investment
Trusts (REITs) – 2.5%
Chicago Atlantic Real
Estate Finance, Inc.	10,950	$172,353
Sachem Capital Corp.	32,500	100,750
		273,103
Oil, Gas & Consumable Fuels – 2.3%
Adams Resources
& Energy, Inc.	5,000	147,500
PHX Minerals, Inc.	31,000	103,850
		251,350
Pharmaceuticals – 0.8%
ProPhase Labs, Inc.(a)(b)	20,000	92,200

Professional Services – 8.5%
Asure Software, Inc.(a)	10,000	73,900
BGSF, Inc.	13,000	111,410
DLH Holdings Corp.(a)	32,500	345,150
Hudson Global, Inc.(a)	11,014	178,978
Willdan Group, Inc.(a)	8,000	225,520
		934,958
Real Estate Management
& Development – 0.3%
LuxUrban Hotels, Inc.(a)(b)	40,000	34,784

Semiconductors & Semiconductor
Equipment – 0.8%
inTEST Corp.(a)	7,500	84,525

Software – 1.5%
Issuer Direct Corp.(a)	10,133	117,290
NetSol Technologies, Inc.(a)	20,639	52,010
		169,300
Specialized REITs – 1.2%
Global Self Storage, Inc.	30,000	125,700

Technology Hardware, Storage
& Peripherals – 1.0%
TransAct
Technologies, Inc.(a)	20,000	107,000

Textiles, Apparel &
Luxury Goods – 3.1%
Crown Crafts, Inc.	30,000	153,000
Lakeland Industries, Inc.	11,000	182,050
		335,050

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2024 (Unaudited)

	Shares	Value
Trading Companies
& Distributors – 0.7%
FGI Industries Ltd.(a)	70,000	$77,700

Water Utilities – 2.0%
Global Water Resources, Inc.	18,000	220,320

Wireless Telecommunication
Services – 1.0%
SurgePays, Inc.(a)(b)	30,000	109,200
TOTAL COMMON STOCKS
(Cost $7,998,095)		10,581,262

	Contracts
WARRANTS – 0.0%(c)
Metals & Mining – 0.0%(c)
Ampco-Pittsburgh Corp.,
Expires 08/01/2025,
Exercise Price $5.75(a)(d)	15,000	1,415
TOTAL WARRANTS
(Cost $0)		1,415

	Shares
SHORT-TERM INVESTMENTS – 3.1%
Investments Purchased
with Proceeds from
Securities Lending – 3.1%
First American Government
Obligations Fund –
Class X, 5.23%(e)	342,724	342,724
TOTAL SHORT-TERM
INVESTMENTS
(Cost $342,724)		342,724
TOTAL INVESTMENTS – 99.8%
(Cost $8,340,819)		10,925,401
Money Market
Deposit Account – 3.7%(f)		402,885
Liabilities in Excess
of Other Assets – (3.5)%		(380,275)
TOTAL NET ASSETS – 100.0%		$10,948,011

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $305,390 which represented 2.8% of net assets.
(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with fair value methodologies established and applied by the Adviser, acting as Valuation Designee. These securities represented $1,415 or 0.0% of net assets as of April 30, 2024.

(e)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2024 was 5.17%.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2024 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$51,181,263	$10,925,401
Cash – interest bearing deposit account	946,250	402,885
Receivable for investments sold	168,367	—
Receivable for fund shares issued	4,026	3,525
Dividends and interest receivable	28,835	7,245
Securities lending income receivable	—	2,484
Prepaid expenses	6,561	2,937
Total Assets	52,335,302	11,344,477
Liabilities:
Payable for collateral on securities loaned	—	342,724
Payable for investments purchased	6,453	—
Payable for fund shares purchased	12,195	8,205
Payable to Advisor	43,280	11,371
Payable to Officer & Directors	8,321	9,547
Accrued accounting expense	1,951	919
Accrued administration expense	—	—
Accrued audit expense	9,200	8,948
Accrued legal expense	146	4,324
Accrued printing & mailing expense	7,671	2,332
Accrued federal and state registration expense	—	5,818
Accrued transfer agent expense	3,720	—
Other accrued expenses & liabilities	5,599	2,278
Total Liabilities	98,536	396,466
Net Assets	$52,236,766	$10,948,011
Net Assets Consist of:
Capital Stock	$31,607,910	$7,481,721
Total Distributable Earnings	20,628,856	3,466,290
Total Net Assets	$52,236,766	$10,948,011
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	2,141,486	667,143
Net Assets	$52,236,766	$10,948,011
Net asset value and offering price per share	$24.39	$16.41
Cost of Investments	$33,574,205	$8,340,819
Includes loaned securities with a value of	$—	$305,390

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Period Ended April 30, 2024 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income (net of $1,500 and $482
foreign withholding tax)	$322,250	$77,139
Interest income	15,376	15,026
Securities lending income	—	21,900
Total investment income	337,626	114,065
Expenses:
Investment advisory fee	261,034	67,551
Shareholder servicing	53,733	16,225
Administration fee	27,311	11,456
Officer & directors’ fees & expenses	20,812	20,705
Fund accounting expenses	20,473	5,481
Professional fees	20,469	17,882
Federal & state registration fees	15,138	15,086
Other expense	7,345	3,411
Printing & mailing fees	4,931	1,377
Custodian fees	3,302	1,340
Total expenses	434,548	160,514
Net investment loss	(96,922)	(46,449)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	3,099,642	1,069,302
Change in unrealized appreciation on investments	2,746,147	976,286
Net realized and unrealized gain on investments	5,845,789	2,045,588
Net increase in net assets resulting from operations	$5,748,867	$1,999,139

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
Operations:
Net investment income (loss)	$(96,922)	$216,639
Net realized gain on investments	3,099,642	4,245,869
Net change in unrealized
appreciation/(depreciation) on investments	2,746,147	(2,791,073)
Net increase in net assets resulting from operations	5,748,867	1,671,435
Dividends and Distributions to Shareholders:
Distributable Earnings	(3,820,398)	(1,722,564)
Total dividends and distributions	(3,820,398)	(1,722,564)
Capital Share Transactions:
Proceeds from shares issued	796,162	2,091,708
Reinvestment of distributions	3,717,613	1,656,524
Cost of shares redeemed	(5,104,311)	(7,538,194)
Redemption fees	113	369
Net decrease in net assets from capital share transactions	(590,423)	(3,789,593)
Total Increase/(Decrease) in Net Assets	1,338,046	(3,840,722)
Net Assets
Beginning of the period/year	50,898,720	54,739,442
End of the period/year	$52,236,766	$50,898,720
Capital Share Transactions:
Shares sold	33,616	87,888
Shares issued on reinvestment of distributions	163,668	70,073
Shares redeemed	(214,346)	(311,342)
Net decrease from capital share transactions	(17,062)	(153,381)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2024	Year Ended
	(Unaudited)	October 31, 2023
Operations:
Net investment loss	$(46,449)	$(148,705)
Net realized gain on investments	1,069,302	449,840
Net change in unrealized
appreciation/(depreciation) on investments	976,286	(1,641,496)
Net increase/(decrease) in net assets resulting
from operations	1,999,139	(1,340,361)
Dividends and Distributions to Shareholders:
Distributable Earnings	(207,503)	(137,724)
Total dividends and distributions	(207,503)	(137,724)
Capital Share Transactions:
Proceeds from shares issued	133,609	248,477
Reinvestment of distributions	188,805	129,312
Cost of shares redeemed	(957,718)	(1,195,489)
Redemption fees	397	259
Net decrease in net assets from
capital share transactions	(634,907)	(817,441)
Total Increase/(Decrease) in Net Assets	1,156,729	(2,295,526)
Net Assets
Beginning of the period/year	9,791,282	12,086,808
End of the period/year	$10,948,011	$9,791,282
Capital Share Transactions:
Shares sold	8,528	16,299
Shares issued on reinvestment of distributions	13,121	8,216
Shares redeemed	(60,816)	(76,290)
Net decrease from capital share transactions	(39,167)	(51,775)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2024	2023	2022	2021	2020	2019
	(Unaudited)
Net asset value,
beginning of period/year	$23.58	$23.68	$32.02	$19.51	$23.12	$28.17
Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.04)	0.10	(0.11)	(0.15)	(0.15)	(0.11)
Net realized and unrealized
gain (loss) on investments	2.62	0.56	(3.95)	12.66	(2.66)	(1.74)
Total from investment operations	2.58	0.66	(4.06)	12.51	(2.81)	(1.85)
Less dividends and distributions:
From net realized gains	(1.77)	(0.76)	(4.28)	—	(0.80)	(3.20)
Total dividends and distributions	(1.77)	(0.76)	(4.28)	—	(0.80)	(3.20)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$24.39	$23.58	$23.68	$32.02	$19.51	$23.12
Total return[1]	11.57%[5]	2.76%	(14.95)%	64.12%	(12.46)%	(6.80)%
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$52,237	$50,899	$54,739	$72,496	$52,756	$107,875
Ratio of net expenses
to average net assets	1.67%[4]	1.65%	1.56%	1.56%	1.64%	1.38%
Ratio of net investment
income (loss) to average net assets	(0.37)%[4]	0.39%	(0.43)%	(0.53)%	(0.73)%	(0.48)%
Portfolio turnover rate	2.9%[5]	20.5%	23.0%	23.5%	19.1%	22.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2024	2023	2022	2021	2020	2019
	(Unaudited)
Net asset value,
beginning of period/year	$13.86	$15.94	$22.06	$11.54	$12.81	$15.62
Income/(loss) from investment operations:
Net investment loss[2]	(0.07)	(0.20)	(0.32)	(0.36)	(0.11)	(0.12)
Net realized and unrealized
gain (loss) on investments	2.91	(1.70)	(4.43)	10.86	(1.14)	(1.60)
Total from investment operations	2.84	(1.90)	(4.75)	10.50	(1.25)	(1.72)
Less dividends and distributions:
From net realized gains	(0.29)	(0.18)	(1.37)	—	(0.01)	(1.09)
From return of capital	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.29)	(0.18)	(1.37)	—	(0.02)	(1.09)
Redemption fees[2]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.00 [3]	0.00 [3]
Net asset value, end of period/year	$16.41	$13.86	$15.94	$22.06	$11.54	$12.81
Total return[1]	20.82%[5]	(12.03)%	(22.95)%	91.16%	(9.75)%	(11.54%)
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$10,948	$9,791	$12,087	$22,049	$11,582	$34,154
Ratio of net expenses
to average net assets	2.97%[4]	3.04%	2.66%	2.42%	2.68%	1.83%
Ratio of net investment loss
to average net assets	(0.86)%[4]	(1.26)%	(1.77)%	(1.85)%	(0.92%)	(0.85%)
Portfolio turnover rate	19.3%[5]	27.2%	15.4%	25.7%	14.3%	13.3%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

April 30, 2024 (Unaudited)

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Ultra MicroCap Fund commenced operations on August 30, 2004. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

b.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Money Market Funds are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value using fair value methodologies established and applied by the Funds’ advisor. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

c.	Net realized gains and losses on securities are computed using the first-in, first-out method.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

d.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

e.
Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

f.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

g.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

h.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2023 by increasing paid-in capital by $400,595 and decreasing distributable earnings/(losses) by $400,595. The Ultra Microcap Fund has reclassified the components of its capital accounts for the year ended October 31, 2023 by decreasing paid-in capital by $16,343 and increasing distributable earnings/(losses) by $16,343. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

i.
As of and during the six months ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended April 30, 2024, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2020.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities that the Funds have the ability to access.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2024:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$51,181,263	$—	$—	$51,181,263
Total Investments in Securities	$51,181,263	$—	$—	$51,181,263

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$10,552,262	$29,000	$—	$10,581,262
Warrants	—	—	1,415	1,415
Investments Purchased with
Proceeds from Securities Lending	342,724	—	—	342,724
Total Investments in Securities	$10,894,986	$29,000	$1,415	$10,925,401

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2023	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,335)
Transfers into/(out of) Level 3	3,750
Balance as of April 30, 2024	$1,415
Change in unrealized appreciation (depreciation)
during the year for Level 3 investments held at April 30, 2024.	$2,336

Rule 2a-5 under the 1940 Act permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Directors has designated the Funds’ investment advisor as its valuation designee to perform fair value determinations.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At April 30, 2024, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $43,280 and $11,372, respectively. For the six months ended April 30, 2024, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $261,034 and $67,551, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Funds. The financial intermediaries are the record owners of the Funds on the Funds’ records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2024, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$1,475,326	$—	$6,164,909
Ultra MicroCap Fund	$—	$1,977,597	$—	$2,069,989

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Matters

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$35,080,330	$7,613,591
Gross tax unrealized appreciation	17,288,273	2,581,361
Gross tax unrealized depreciation	(2,308,573)	(983,996)
Net unrealized appreciation on investments	14,979,700	1,597,365
Distributable ordinary income	539,629	—
Distributable long-term capital gains	3,280,746	207,497
Other accumulated losses	(99,688)	(130,208)
Total Distributable Earnings/(Losses)	$18,700,387	$1,674,654

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

At October 31, 2023, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $0 and $130,208. During the year ended October 31, 2023, the MicroCap Fund and the Ultra MicroCap Fund did not utilize capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31, 2023.

The tax composition of distributions paid during the years ended October 31, 2023 and 2022 were as follows:

	Ordinary				Return of
	Income		Long-Term Capital Gains		Capital
	2023	2022	2023	2022	2023	2022
MicroCap Fund	$—	$384,459	$1,722,564	$9,293,513	$—	$—
Ultra MicroCap Fund	—	—	137,724	1,199,255	—	—

On November 22, 2023, the Funds paid the following Long-Term capital gains distributions:

Fund	Long-Term Rate per Share
Perritt MicroCap Opportunities Fund	$1.52985
Perritt Ultra MircoCap Fund	$0.29435

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2023.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. At April 30, 2023, the Funds did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 2, 2024, under which the MicroCap Fund may borrow up to $2,500,000 and the Ultra MicroCap Fund may borrow up to $2,000,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 8.50% as of April 30, 2024. The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the six months ended April 30, 2024, the MicroCap Fund and Ultra MicroCap Fund did not borrow on the line of credit. As of April 30, 2024, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit. Interest charged on the borrowings is recorded as other expense in the Statements of Operations.

10.	Securities Lending

The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. acts as the Securities Lending Agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the period ended April 30, 2024, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in the First American Government Obligations Fund – X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

As of April 30, 2024, the value of securities on loan and payable for collateral due to broker for the Ultra MicroCap Fund were $305,390 and $342,724, respectively. The MicroCap Fund did not utilize securities lending as of April 30, 2024.

11.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

12.	Transactions with Affiliate

During the six months ended April 30, 2024, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the six months ended April 30, 2024, the MicroCap Fund and Ultra MicroCap Fund did not engage in securities transactions pursuant to Rule 17a-7 of the 1940 Act.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

13.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2024, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

14.	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

15.	Recent Market Conditions

General economic, political and public health conditions may have a significant adverse effect on the Funds’ investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) disrupted economic markets worldwide, as well as the economies of individual countries. The full economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, remains unknown. In 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The recent conflict between Israel and Hamas in Gaza may have similar adverse effects on market volatility and global economic growth. The duration of such conflicts, potential for escalation and ultimate effects on the Funds cannot currently be predicted. Federal Reserve officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors, and additional rate hikes are expected until the Federal Reserve sees sustainable progress toward its inflation goals. In this environment, markets are continue react in the short term to news about inflation data, economic indicators and central bank policy. The ultimate impact of rate hikes and inflation in the banking sector on the Funds’ performance is unknown at this time. For a complete description of all of the principal risks the Funds are subject to, please refer to the Funds’ Prospectus and SAI.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

16.	Qualified Dividend Income/Dividends Received Deductions (Unaudited)

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Perritt MicroCap Opportunities Fund	0.00%
Perritt Ultra MicroCap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023 was as follows:

Fund Name	Dividends Received Deductions
Perritt MicroCap Opportunities Fund	0.00%
Perritt Ultra MicroCap Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gains
Perritt MicroCap Opportunities Fund	0.00%
Perritt Ultra MicroCap Fund	0.00%

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2024

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2023 – April 30, 2024).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2024

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/23	4/30/24	11/1/23 – 4/30/24[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$1,115.70	$ 8.78
Perritt Ultra MicroCap Fund	$1,000.00	$1,208.20	$16.31
Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,016.56	$ 8.37
Perritt Ultra MicroCap Fund	$1,000.00	$1,010.09	$14.84

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.67% for the MicroCap Opportunities Fund and 2.97% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 8, 2023, the Board of Directors of Perritt Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) and the Perritt Ultra MicroCap Fund (the “Ultra Fund”) (collectively the “Funds”, or the “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session. The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements. The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds, and how to address any such economies of scale.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities. They discussed the fact that the nature of the investment process employed by the portfolio managers of the Funds is research intensive. The Directors then discussed staffing at the Advisor to ensure that the Advisor has sufficient staff to conduct the research needed to meet the investment objectives of the Funds.

The Directors also considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to, the Funds by investment personnel of the Advisor. In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.

Based on the Directors’ review and discussions, the Directors believe that the Advisor provides high quality services to the Funds. The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds. Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer group for purposes of the materials provided to the Directors.

The Directors concluded that the Funds’ fees are reasonable given the asset sizes of the Funds, and they concluded that such fees are within a reasonable range of comparable fees.

Comparison of Fee Structures of Other Accounts

The Directors inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds. The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts. Specifically, the Advisor noted the following:

•	The Advisor provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Advisor attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

•	The Advisor maintains a shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Advisor coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	The cost of obtaining, retaining and servicing shareholders for the Funds is significantly higher than the costs for separately managed accounts.

•	Separate accounts do not require the same level of services and oversight.

The Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts. Based on this determination, the Directors believe that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors discussed the performance of the Funds versus their indices and their peer group median. They noted that the MicroCap Fund outperformed the peer group median for the three-month period, the one-year period, and the three-year period. While the MicroCap fund underperformed the peer group median for the five-year period, the Fund had positive absolute performance over that period. The Ultra Fund underperformed its peer group median for the periods presented, but had positive absolute performance over the three-year and five-year period. They discussed the factors impacting performance of both Funds, and steps being taken to improve performance, and assessed the quarterly and annual performance information provided to them.

Based on the information provided to the Directors and their discussions, the Directors believe that the Advisor manages the Funds in a manner that is consistent with their stated investment objective and style, and they concluded that the performance of the Funds, adjusting for risk, has been satisfactory.

Costs and Profitability

The Directors considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds. The Directors also considered the Funds’ total expenses compared to peer group funds. The Directors noted that the total expenses of the Funds are higher than the peer group median, and discussed with the Advisor the reasons for the higher expenses. The Directors concluded that the Funds’ low average assets under management contribute significantly to the Funds’ higher total expenses, and that the Advisor is taking steps to improve the performance of the Funds and attract new investors.

The Board discussed the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability. The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

of services to the Funds is reasonable, and that the Funds’ overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Directors discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale. For example, the intermediary service fees increase as the Funds’ assets grow.

Given the size of the Funds, the Directors determined that the Funds are not realizing economies of scale, and that the Funds’ fees are acceptable.

Fall-Out Benefits

The Directors considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee). The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third-party research products and services received from broker dealers that execute portfolio trades for the Funds. The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.

The Directors concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials provided to the Directors in advance of the meeting and management’s presentations and discussions at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Board is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of this SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None.
Age: 59		successor	Estate Broker in the State
300 South	Portfolios in	elected	of Montana. She has been
Wacker Drive,	Fund Complex		a partner and a principal
Suite 600	Overseen: 2	Director	owner of a real estate sales
Chicago, IL		since 2004	company, Bozeman Brokers,
60606			since 2004. She has been
licensed in the state of
Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None.
Age: 65		successor	with the law firm of Fergeson,
300 South	Portfolios in	elected	Skipper, P.A., in Sarasota,
Wacker Drive,	Fund Complex		Florida and has been
Suite 600	Overseen: 2	Director	employed with such firm
Chicago, IL		since 2004	since 1989.
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	None.
Corbett(1)		as President	of the Perritt MicroCap
Age: 56	Portfolios in		Opportunities Fund, Inc.
300 South	Fund Complex	As Director,	(1999–2013) and President
Wacker Drive,	Overseen: 2	indefinite,	of the Perritt Funds, Inc.
Suite 600		until successor	since 2004. He has served
Chicago, IL		elected	as President of the Adviser
60606			since 2010, and previously
		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Matt Brackmann	Vice President	One year term	Mr. Brackmann has recently	N/A
Age: 41	and Treasurer		been appointed Vice President
300 South		Since 2023	and Treasurer of the Funds.
Wacker Drive,			He has been Portfolio Manager
Suite 600			of the Perritt UltraCap Fund
Chicago, IL			since 2014 and a member of
60606			the advisor’s Investment
Committee and research team
since 2004. Mr. Brackmann
was awarded a CFA charter in
2017 and is a member of the
CFA Institute and the CFA
Society of Chicago.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Age: 63	Compliance	Chief	Officer since May 1, 2010,
300 South	Officer and	Compliance	and oversees all compliance
Wacker Drive,	Secretary	Officer	matters for the Funds and the
Suite 600		Since 2010	Advisor. She also coordinates
Chicago, IL			the administration of the
60606		Secretary	Funds and is a liaison with
		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Perritt Funds, Inc.

By (Signature and Title)*    /s/Michael J. Corbett
Michael J. Corbett, President

Date    July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael J. Corbett
Michael J. Corbett, President

Date    July 3, 2024

By (Signature and Title)*    /s/Matthew Brackman
Matthew Brackman, Treasurer/Vice President

Date    July 3, 2024

* Print the name and title of each signing officer under his or her signature.